MALT 2003-7


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GROUP 1

  AR                 100      5.00000   11/03-11/03   0.07   24 "AAA, Resid
  1A1        172,369,000      5.00000   11/03- 7/18   3.98   24 "AAA, PT



GROUP 2

  2A1         20,131,000      5.50000   11/03- 6/33   5.05   24 "AAA, PT



GROUP 3

  3A2         46,096,000      5.50000   11/03- 2/08   2.00   24 "AAA, SEQ
  3A3         27,450,700      5.75000    2/08- 7/33   8.51   24 "AAA, SUPER SNR
  3A4            560,080      5.75000    2/08- 7/33   8.51   24 "AAA, SNR
SUPPORT
  3A5          1,273,220      0.00000    2/08- 7/33   8.51   24 "AAA, PO
  3A1         66,000,000      5.50000   11/03- 7/33   4.53   24 "AAA, PT



GROUP 4

  4A2         26,500,000      5.00000   11/03- 8/18   3.98   24 "AAA, PT
  4A3          3,389,000      8.00000   11/03- 8/18   3.9    24 "AAA, PT
  4A1         20,334,000      4.50000   11/03- 8/18   3.98   24 "AAA, PT



GROUP 5

  5A1         30,127,000      6.25000   12/03- 7/33   5.36   24 "AAA, PT



GROUP 6

  6A1        130,987,000      6.50000   11/03- 7/33   5.15   24 "AAA, PT



GROUP 7

  7A1         36,361,600      1.52000   11/03- 9/11   3.44    0 "AAA, PAC,FLT
              1ML + 0.400000 cap: 8.000000
  7A2         36,361,600      6.48000   11/03- 9/11   3.44    0 "AAA, PAC,
              NOTIONAL, IO
              7.600 +  -1.000 * 1ML cap:  7.6000
  7A3         54,542,400      4.25000   11/03- 9/11   3.44   24 "AAA, PAC
  7A4          8,086,000      5.75000    9/11-10/14   9.16   24 "AAA, PAC, SEQ
  7A5          7,182,000      5.75000   10/14- 7/33  15.04   24 "AAA, PAC, SEQ
  7A6         14,407,000      6.00000   11/05-10/07   2.99   24 "AAA, PT,
              $1K DENOM, BLUE SKY
  7A11         2,603,613      2.62000   11/05-10/07   2.99   24 "AAA, FLT,
              $1K DENOM, BLUE SKY
              " 1ML + 1.500000 cap: 7.750000
  7A12           694,296     18.30000   11/05-10/07   2.99   24 "AAA, INV FLT
              22.500 +  -3.750 * 1ML cap: 22.50
  7A13            65,091      10.00000  11/05-10/07   2.99   24 "AAA, INV FLT
              " 250.000 + -40.000 * 1ML cap: 10.00024
  7A7         13,468,000      6.00000   10/07- 5/11   5.50   24 "AAA, PT,
              $1K DENOM, BLUE SKY
  7A14         2,074,839      2.62000   10/07- 5/11   5.50   24 "AAA, FLT,
              $1K DENOM, BLUE SKY
              " 1ML + 1.500000 cap: 7.750000
  7A15           553,290      18.30000  10/07- 5/11   5.50   24 "AAA, INV FLT
              "  22.500 +  -3.750 * 1ML cap 22.5
  7A16            51,871      10.00000  10/07- 5/11   5.50   24 "AAA, INV FLT
              " 250.000 + -40.000 * 1ML cap: 10.0000
  7A8          3,540,000      6.00000    5/11- 3/12   7.99   24 "AAA, SEQ,
              $1K DENOM, BLUE SKY
  7A9         17,543,000      6.00000    3/12- 8/17  10.90   24 "AAA, SEQ,
              $1K DENOM, BLUE SKY
  7A10        16,092,000      6.00000    8/17- 7/33  19.08   24 "AAA, SEQ,
              $1K DENOM, BLUE SKY
  7A17         3,091,000      0.00000   11/03- 7/33   2.54   24 "AAA, PO
  7A18        21,700,000      5.75000   11/08- 7/33  10.89   24 "AAA, NAS



GROUP 8

  8A1         75,463,000      6.00000   11/03- 8/33   5.12   24 "AAA, PT
Subs:
-------------------------------------
B1                  22,108,000.00
B2                   7,694,000.00
B3                   6,102,000.00
B4                   4,244,000.00
B5                   3,184,000.00
B6                   3,095,740.77
-------------------------------------

15PO  5,435,634.41
15IO  10,369,365.43     5.0 coupon
30PO  9,733,466.67
30IO  30,887,074.06     5.5 coupon


GROUP 1, 2, 4, 5, 6 AND 8 PPC IS A RAMP FROM 4 CRP TO 16 CRP OVER 12 MONTHS GROUP 3 and 7 IS A RAMP FROM 6 CPR TO 18 CPR OVER 12 MONTHS



Group 1 Pay down rules:

1. Pay 1A1, until retired.



Group 2 Pay down rules:

1. Pay 2A1, until retired.



Group 3 Pay down rules:

1. Pay 53.2960814825% of the Senior Principal Distribution Amount of Grp 3 in the following order of priority:
     1.a Pay 3A2, until retired.
     1.b Pay 3A3, 3A4 and 3A5 pro-rata, until retired.
2. Pay 46.6826991088% of the Senior Principal Distribution Amount of Grp 3 to 3A1, until retired.



Group 4 Pay down rules:

1. Pay 4A1, 4A2 and 4A3 pro-rata, until retired.



Group 5 Pay down rules:

1. Pay 5A1, until retired.



Group 6 Pay down rules:

1. Pay 6A1, until retired.



Group 7 Pay down rules:

1.   Pay 7A18, until reduced to NAS Principal Distribution Amount.
2. Pay bonds until reduced to their Aggregate Planned Balance, in the following order of priority:
     2.a   Pay 7A1 and 7A3 pro-rata.
     2.b   Pay 7A4 and 7A5, in that order.
3. Pay 95.8333333333% of the Senior Principal Distribution Amount in the following order:
     a.    Pay 7A6, 7A11, 7A12 and 7A13 pro-rata, until retired.
     b.    Pay 7A7, 7A14, 7A15 and 7A16 pro-rata, until retired.
     c.    Pay 7A8, 7A9 and 7A10 in that order, until retired.
4.   Pay 4.1666666667% of the Senior Principal Distribution Amount to 7A17.
5. Pay bonds as in step 2 without regards to their Aggregate Planned Balance, until retired.
7.   Pay 7A18, until retired.

The NAS Pct is based on total aggregate non-PO.



Group 7 Pay down rules:

1. Pay 8A1, until retired.


15IO coupon 5%
30IO coupon 5.5%

Subs crossed (one set of subs)